UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2006
INNOVATIVE SOFTWARE TECHNOLOGIES, INC.
( Exact name of Registrant as Specified in its Charter )

California (State or other jurisdiction of incorporation or organization)	000-1084047 (Commission File Number)	95-4691878 (I.R.S. Employer Identification No.)

3998 FAU Blvd, Building 1-210
Boca Raton, Florida 33431
(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (561) 417 - 7250

Copies to:
Darrin Ocasio, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On December 9, 2006, Anthony F. Zalenski, our Chief Executive Officer and Chairman of the Board of Directors, passed away. On December 10, 2006, our Board of Directors appointed Philip D. Ellett as our Chief Executive Officer. There are no understandings or arrangements between Mr. Ellett and any other person pursuant to which Mr. Ellett was selected as an executive officer. Mr. Ellett does not have any family relationship with any director, executive officer or person nominated or chosen by us to become a director or executive officer.

Mr. Ellett has served as an executive consultant of the Company since September 2006. From 2004 to the present, Mr. Ellett has served as a principal at Fontaine Builders, Inc., a construction and real estate development company. From 2002 to 2004, Mr. Ellett served as president and CEO of Realvue, Inc. (f/k/a/ Soft Mountain), a software developer. From 2001 to 2002, he served as Senior Vice President of Sales at Motive Computing, a software developer. From 2000 to 2001, Mr. Ellett was an investor and served as President and CEO of Netier, Inc. a manufacturer of thin client computers, which was subsequently sold to Wyse, Inc. From 1996 to 2000, Mr. Ellett held various positions with Ingram Micro, Inc., a computer products distributor, serving as President of Europe for three years and President of the Americas for the final year of his tenure. Mr. Ellett received his Higher National Certificate in Electrical and Electronic Engineering in 1977 from Slough College of Technology in England.

Also on December 10, 2006, our Board of Directors appointed Traver Gruen-Kennedy as Chairman of our Board of Directors to fill the vacancy in the chairmanship created by the passing of Mr. Zalenski. Mr. Gruen-Kennedy has served as a member of our Board of Directors since October 17, 2006.

We issued a press release on December 11, 2006 announcing the passing of Mr. Zalenski and the appointments of Mr. Ellett and Mr. Gruen-Kennedy as Chief Executive Officer and Chairman of the Board of Directors of the Company, respectively, as described above and which press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

Exhibit No.  Description

99.1   Press Release, dated December 11, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVATIVE SOFTWARE TECHOLOGIES, INC.

Date: December 14, 2006	By:	/s/ Christopher J. Floyd
Christopher J. Floyd
Chief Financial Officer